Exhibit 10.1

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT, dated as of October 4, 2026 (this “Agreement”), is entered into by and between C.H. Robinson Worldwide, Inc., a Delaware corporation (“Parent”), and the undersigned stockholder of the Company (as defined below) (the “Stockholder”). Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement (as defined below).

WHEREAS, concurrently with the execution and delivery of this Agreement, RXO, Inc., a Delaware corporation (the “Company”), Parent, Rover Merger Sub Inc., a Delaware corporation and a direct wholly owned Subsidiary of Parent (“Merger Sub 1”), and Viking Logistics LLC, a Delaware limited liability company and a direct or indirect wholly owned Subsidiary of Parent (“NewCo” and, together with Merger Sub 1, the “Parent Merger Subs”), are entering into an Agreement and Plan of Merger (as it may be amended from time to time in accordance with its terms, the “Merger Agreement”), pursuant to which (among other things and subject to the terms and conditions set forth therein) (i) Merger Sub 1 will be merged with and into the Company (the “First Merger”), with the Company surviving the First Merger as a wholly owned Subsidiary of Parent, (ii) immediately following the First Merger, the surviving corporation of the First Merger will be merged with and into NewCo (the “Second Merger”), with NewCo surviving the Second Merger as a wholly owned Subsidiary of Parent, and (iii) at the Initial Effective Time, each share of Company Common Stock issued and outstanding immediately prior thereto (other than Cancelled Shares and Dissenting Shares) will be converted into the right to receive the Merger Consideration;

WHEREAS, as of the date hereof, the Stockholder is the record and/or beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of Company Common Stock, excluding shares of Company Common Stock underlying certain warrants dated August 13, 2024 for Company Common Stock (the “Warrants”) set forth opposite the Stockholder’s name on Exhibit A hereto (the “Owned Shares”);

WHEREAS, the Owned Shares, together with any additional shares of Company Common Stock or other voting securities of the Company of which the Stockholder acquires record or beneficial ownership, or the right to vote (or to direct the vote of), after the date hereof and prior to the termination of this Agreement, are collectively referred to as the “Covered Shares”; and

WHEREAS, as a condition and material inducement to the willingness of Parent and Parent Merger Subs to enter into the Merger Agreement, Parent has required that the Stockholder agree, and the Stockholder has agreed, to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent and the Stockholder hereby agree as follows:

1. Agreement to Vote.

(a) During the term of this Agreement, the Stockholder agrees that, with respect to each Covered Share that it is entitled to vote, it shall, and shall cause any other holder of record of any such Covered Share to, at the Company Stockholders’ Meeting and at any other meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting), however called, and in connection with any action proposed to be taken by written consent of the stockholders of the Company in lieu of a meeting: (i) appear at such meeting (in person or by proxy) or otherwise cause all such Covered Shares to be counted as present thereat for the purpose of establishing a quorum; (ii) vote (or cause to be voted, including by proxy or by delivering a written consent) all such Covered Shares in favor of (A) the adoption of the Merger Agreement and the approval of the Transactions (including any amended and restated Merger Agreement or amendment to the Merger Agreement, in each case on or after the date hereof that increases the Merger Consideration or is otherwise more favorable to the Company Stockholders), (B) any other matter presented to the stockholders of the Company that is and solely to the extent necessary to consummate the Transactions and (C) any proposal to adjourn or postpone such meeting to a later date if there are not sufficient votes to obtain the Company Stockholder Approval on the date on which such meeting is held or if such adjournment or postponement is otherwise proposed or requested by the Company or Parent in accordance with the Merger Agreement; and (iii) vote (or cause to be voted) all such Covered Shares against (A) any Acquisition Proposal or Company Acquisition Agreement, (B) any action, proposal, transaction or agreement that would reasonably be expected to result in a breach of any covenant, representation, warranty or other obligation of the Company under the Merger Agreement or of the Stockholder under this Agreement, or that would reasonably be expected to result in any condition to the consummation of the Transactions set forth in the Merger Agreement not being satisfied, (C) any reorganization, recapitalization, dissolution, liquidation, winding up or other extraordinary transaction involving the Company or any Company Subsidiary (other than the Transactions) and (D) any other action, proposal, transaction or agreement that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the consummation of the Transactions. Notwithstanding anything herein to the contrary, in the event the Company Board of Directors effects a Change of Recommendation, the Stockholder shall be released from its obligations under clauses (ii) and (iii) of this Section 1(a) and shall be permitted to vote the Covered Shares with respect to such matters in any manner the Stockholder determines in its sole discretion.

(b) For the avoidance of doubt, nothing in this Agreement shall require the Stockholder to vote in any manner with respect to any amendment to the Merger Agreement or the taking of any action that would reasonably be expected to result in the amendment, modification or waiver of a provision of the Merger Agreement on or after the date hereof, in any such case, in a manner that (i) diminishes the Merger Consideration to be received by the stockholders of the Company, (ii) changes the form in which the Merger Consideration is payable to the stockholders of the Company or the mix of forms of Merger Consideration payable to the stockholders of the Company pursuant to the Merger Agreement, or (iii) otherwise affects the material terms of the Warrant in a manner that is materially adverse to the Stockholder without the prior written consent of the Stockholder in its sole discretion. Notwithstanding anything in this Agreement to the contrary, the Stockholder shall remain free to vote (or execute proxies or written consents with respect to) the Covered Shares with respect to any matter not covered by Section 1(a) in any manner that the Stockholder deems appropriate.

2. Additional Agreements.

(a) Restrictions on Transfer. Except as expressly permitted by this Agreement, the Stockholder covenants and agrees that during the term of this Agreement it shall not, directly or indirectly, (i) offer, sell, transfer, give, assign, pledge, hypothecate, rehypothecate, encumber, tender into any tender or exchange offer or otherwise dispose of (collectively, “Transfer”), or enter into any Contract, option or other arrangement or understanding with respect to the Transfer of, any Covered Shares (or any right, title or interest to or in any Covered Shares, including any beneficial ownership or voting interest therein, whether by operation of Law or otherwise), (ii) deposit any of the Covered Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Covered Shares, or grant any proxy or power of attorney with respect thereto, (iii) knowingly take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect or have the effect of preventing, disabling or materially delaying the Stockholder from performing its obligations under this Agreement, (iv) knowingly encourage or solicit any holder of Company Common Stock to vote in opposition to the Transactions or (v) agree (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i) through (iv). Any Transfer or other action in violation of this Section 2(a) shall be null and void ab initio. Notwithstanding the foregoing, the Stockholder may Transfer Covered Shares (i) to one or more of its affiliates or managed entities; (ii) in a transaction not involving a change in beneficial ownership; or (iii) pursuant to a repurchase by the Company; provided that, except for clause (iii) to the extent no Covered Shares remain outstanding, as a condition to the effectiveness of any such Transfer, each transferee of Covered Shares shall have executed and delivered to Parent a joinder to this Agreement, in form and substance reasonably satisfactory to Parent, pursuant to which the transferee agrees to be bound by all of the terms of this Agreement as a “Stockholder,” and the Stockholder shall remain liable for any breach of this Agreement by such transferee. Other than as provided in the immediately preceding sentence, Stockholder shall not be liable for any breach of the terms of this Agreement or a similar agreement by any other stockholder of the Company.

(b) Adjustments. In the event of any stock dividend or distribution, stock split, reverse stock split, recapitalization, combination, reclassification, exchange of shares or similar transaction affecting the Company Common Stock, the terms “Owned Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged.

(c) Waiver of Appraisal Rights. The Stockholder shall not exercise, and hereby irrevocably and unconditionally waives and agrees to cause to be waived, any rights of appraisal, dissenters’ rights or similar rights (including under Section 262 of the DGCL) with respect to any Covered Shares that may arise in connection with the Transactions.

(d) No Solicitation. The Stockholder shall not, and shall cause its affiliates and its and their respective Representatives acting on its behalf not to, directly or indirectly, take any action that the Company or its Representatives would be prohibited from taking under Section 6.3 of the Merger Agreement; provided that, to the same extent (and subject to the same conditions) that the Company and its Representatives are permitted to take any such action pursuant to Section 6.3 of the Merger Agreement, the Stockholder shall be permitted, at the direction of and/or together with the Company Board of Directors, to participate in discussions and negotiations with any Person with whom the Company is then engaging in discussions and negotiations in compliance with Section 6.3 of the Merger Agreement. Notwithstanding anything herein to the contrary, the Stockholder shall not be bound by any amendment to or modification of Section 6.3 of the Merger Agreement on or after the date hereof to the extent adverse to the Stockholder, but shall remain subject to Section 6.3 as in effect on the date hereof as of the execution and delivery of this Agreement.

(e) No Legal Action. The Stockholder hereby agrees not to commence, voluntarily participate in or voluntarily aid any Proceeding against Parent, the Parent Merger Subs, the Company or any of their respective Subsidiaries or successors (i) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Closing) or (ii) to the fullest extent permitted under applicable Law, alleging a breach of any duty of the Company Board of Directors (or any member thereof) or Parent in connection with the Merger Agreement, this Agreement or the Transactions; provided that nothing in this Section 2(e) shall restrict or prohibit the Stockholder, its Representatives or its affiliates from (A) participating as a defendant, or asserting counterclaims or defenses, in any Proceeding brought or claims asserted against it or any of its Representatives or affiliates, including relating to this Agreement, the Merger Agreement or the Transactions; or (B) enforcing its rights under this Agreement or the Merger Agreement.

(f) No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or the Parent Merger Subs any direct or indirect ownership or incidents of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder, and neither Parent nor the Parent Merger Subs shall have any authority to direct the Stockholder in the voting or disposition of any Covered Shares, except as otherwise expressly provided herein.

(g) Assumption of the Warrants. Parent hereby covenants and agrees that it shall assume, effective as of the Closing Effective Time, all of the Company’s liabilities and obligations under the Warrants in accordance with Section 9(c) of the Warrants, and Parent hereby further acknowledges and agrees on behalf of itself and its affiliates that in connection with such assumption each of the applicable adjustments pursuant to Section 9 of the Warrants shall remain in full force and effect following the Closing Effective Time.

3. Public Announcement; Disclosure. The Stockholder, on the one hand, and Parent, on the other hand, shall not, and shall cause its respective affiliates not to, make any public announcement or statement with respect to this Agreement, the Merger Agreement or the Transactions that contradicts or disagrees with the terms of this Agreement (including the fact that the Stockholder is supporting the Transactions), except as required by applicable Law or the rules and regulations of the SEC or any national securities exchange or with the prior written consent of Parent (in the case of such disclosure by Stockholder) or Stockholder (in the case of such disclosure by Parent). The Stockholder hereby authorizes and consents to the contemplated publication and disclosure by the Company, Parent and the Parent Merger Subs of the Stockholder’s identity and holdings of the Covered Shares, the nature of the Stockholder’s commitments, arrangements and understandings under this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement) and any communications in connection therewith and other information that the Company or Parent reasonably determines is required to be disclosed by applicable Law in the Form S-4, the Proxy Statement, any other filing with the SEC, any press release or any other disclosure document in connection with the Transactions.

4. Termination. This Agreement shall terminate automatically, and without further action by any party, upon the earliest of (a) the valid termination of the Merger Agreement in accordance with its terms, (b) the Closing Effective Time, (c) the effectiveness of any amendment or modification to the Merger Agreement, or any waiver of the Company’s rights thereunder, that is effected on or after the date hereof and without the Stockholder’s prior written consent and that (i) reduces the amount of, or changes the form of, the Merger Consideration payable in respect of the Covered Shares or (ii) otherwise affects the material terms of the Warrant in a manner that is materially adverse to the Stockholder, (d) the receipt of the Company Stockholder Approval, (e) upon written notice of such termination from Parent to the Stockholder, and (f) the mutual written consent of the parties hereto. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that nothing set forth in this Section 4 shall relieve any party from liability for any breach of this Agreement prior to the termination hereof; provided, further, that (x) in the event of a termination of this Agreement pursuant to the foregoing clause (d), Sections 2(e), 2(f) and 3 shall survive such termination until the earlier of the Closing Effective Time and the valid termination of the Merger Agreement in accordance with its terms, (y) Section 2(g) shall survive any termination of this Agreement other than pursuant to the foregoing clause (a), and (z) this Section 4 and Sections 6 through 20 shall survive any termination of this Agreement.

5. Representations and Warranties.

(a) Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholder as follows:

(i) Valid Existence. Parent is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted.

(ii) Authority Relative to This Agreement. Parent has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Parent have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement. This Agreement has been duly and validly executed and delivered by Parent and, assuming due authorization, execution and delivery by the Stockholder, constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except that (A) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights generally and (B) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought (collectively, the “Enforceability Exceptions”).

(b) Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent as follows:

(i) Existence; Power; Binding Agreement. The Stockholder is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation and has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Stockholder have been duly and validly authorized by all necessary action on the part of the Stockholder (including any approval of its board of directors, general partner, managing member, investment manager or similar governing body, as applicable), and no other action or proceeding on the part of the Stockholder or the holders of any of its equity interests is necessary to authorize this Agreement. This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to the Enforceability Exceptions.

(ii) No Conflicts; Consents. Except for filings required under, and compliance with other applicable requirements of, the Exchange Act (including any amendment to any Schedule 13D or Schedule 13G) and the rules and regulations of the SEC and any national securities exchange, (A) no filing with, and no permit, authorization, consent or approval of, any Governmental Entity or any other Person is necessary on the part of the Stockholder for the execution and delivery of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby, and (B) neither the execution and delivery of this Agreement by the Stockholder nor the consummation by the Stockholder of the transactions contemplated hereby or compliance by the Stockholder with any of the provisions hereof shall (1) conflict with or violate any provision of the organizational or governing documents of the Stockholder, (2) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien on any of the Covered Shares pursuant to, any Contract to which the Stockholder is a party or by which the Stockholder or any of the Covered Shares is bound or (3) violate any Law, judgment, order or decree applicable to the Stockholder or any of its properties or assets (including the Covered Shares), except, in the case of clauses (2) and (3), for violations, breaches or defaults that would not, individually or in the aggregate, materially impair the ability of the Stockholder to perform its obligations hereunder.

(iii) Ownership of Covered Shares. As of the date hereof, the Stockholder is the sole record and/or beneficial owner of, and has good and valid title to, all of the Owned Shares, free and clear of all Liens (other than restrictions arising under this Agreement or applicable securities Laws); provided, that certain entities affiliated with Stockholder retain beneficial ownership of the Covered Shares as indicated on the Schedule 13G filed with the U.S. Securities and Exchange Commission (the “SEC”) with respect to such Covered Shares. The Owned Shares together with the Warrants constitute all of the shares of Company Common Stock and other equity securities of the Company (including any securities convertible into, exchangeable for or exercisable for shares of Company Common Stock) owned, of record or beneficially, by the Stockholder or any of its affiliates as of the date hereof. As of the date hereof and as of the record date for the Company Stockholders’ Meeting, the Stockholder has (or will have) sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth herein and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Covered Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities Laws and the terms of this Agreement; provided, that certain entities affiliated with Stockholder retain beneficial ownership of the Covered Shares as indicated on the Schedule 13G filed with the SEC with respect to such Covered Shares. Other than pursuant to or as contemplated by this Agreement, no Person has any contractual or other right or obligation to purchase or otherwise acquire any of the Owned Shares, and the Stockholder has not entered into any agreement to Transfer any Owned Shares.

(iv) No Inconsistent Agreements. The Stockholder (A) has not entered into any voting agreement or voting trust with respect to the Covered Shares that is inconsistent with its obligations pursuant to this Agreement, (B) has not granted a proxy or power of attorney with respect to the Covered Shares that is inconsistent with its obligations pursuant to this Agreement and (C) has not entered into any agreement or undertaking that is otherwise inconsistent with its obligations pursuant to this Agreement.

(v) No Arrangements. Neither the Stockholder nor any of its affiliates is a party to any Contract or other arrangement or understanding (whether or not binding) with the Company or any stockholder, director, officer or other affiliate of the Company or any Company Subsidiary relating to the Merger Agreement, the Transactions or this Agreement, except as expressly set forth in or contemplated by the Merger Agreement or this Agreement.

(vi) Absence of Litigation. As of the date hereof, there is no Proceeding pending against, or, to the knowledge of the Stockholder, threatened against, the Stockholder or any of its properties or assets (including the Covered Shares) that would reasonably be expected to prevent, delay or impair the ability of the Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby.

(vii) No Finders’ Fees. No broker, investment banker, financial advisor, finder or other intermediary is entitled to any fee or commission from Parent, the Parent Merger Subs, the Company or any of their respective Subsidiaries in connection with this Agreement or the Transactions based upon any arrangement or agreement made by or on behalf of the Stockholder.

6. Non-Survival of Representations and Warranties. The respective representations and warranties of the Stockholder and Parent contained herein shall not survive the earlier of the Closing Effective Time and termination of this Agreement.

7. Amendment; Waiver. Subject to applicable Law, this Agreement may be amended, modified and supplemented only by written agreement of each of the parties hereto and with the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed). At any time prior to the termination of this Agreement, either party may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties made by the other party contained herein and (c) waive compliance with any of the agreements for its benefit contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No failure or delay by any party in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

8. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally (notice deemed given upon receipt), by electronic mail (notice deemed given upon transmission provided that no “bounceback” or notice of non-delivery is received) or sent by a nationally recognized overnight courier service, such as Federal Express (notice deemed given upon receipt of proof of delivery), to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (a) if to Parent, to the address set forth for Parent in Section 10.4 of the Merger Agreement, with a copy (which shall not constitute notice) to the counsel for Parent specified therein; and (b) if to the Stockholder, to the address set forth on the Stockholder’s signature page to this Agreement.

9. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

10. Entire Agreement; No Third-Party Beneficiaries. This Agreement (together with the Merger Agreement, to the extent referred to herein) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. Except as provided in the following proviso, nothing in this Agreement, express or implied, is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder; provided that the Company shall be an express third-party beneficiary of, and shall be entitled to rely upon and enforce, Section 3 and Section 7.

11. Assignment; Successors. This Agreement shall not be assigned by either party hereto (whether by operation of Law or otherwise) without the prior written consent of the other party, and any purported assignment without such consent shall be null and void; provided that this Agreement (and all rights, interests and obligations hereunder) may be assigned, in whole or in part, without consent by Parent to any of its affiliates, but no such assignment shall relieve Parent of its obligations under this Agreement. Subject to the preceding sentence, but without relieving any party of any obligation hereunder, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns.

12. Interpretation. When a reference is made in this Agreement to Sections or Exhibits, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” As used in this Agreement, the term “affiliates” shall have the meaning set forth in Rule 12b-2 of the Exchange Act. The word “extent”

and the phrase “to the extent” when used in this Agreement shall mean the degree to which a subject or other thing extends, and such word or phrase shall not merely mean “if.” The term “or” is not exclusive. The phrases “the date of this Agreement,” “the date hereof” and terms of similar import shall be deemed to refer to the date set forth in the preamble to this Agreement. All references herein to the Subsidiaries of a Person shall be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires. The parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

13. Governing Law; Consent to Jurisdiction.

(a) This Agreement, and all claims, causes of action (whether in contract, tort or statute) or other matters that may directly or indirectly result from, arise out of, be in connection with or relating to this Agreement, the execution or performance of this Agreement or the transactions contemplated hereby (the “Relevant Matters”), shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to conflicts of laws principles that would result in the application of the Law of any other state.

(b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the Federal court of the United States of America sitting in Delaware, and any appellate court from any thereof (the “Chosen Courts”), in any Proceeding arising out of or relating to any Relevant Matter or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such Proceeding, except in the Chosen Courts; (ii) agrees that any claim in respect of any such Proceeding may be heard and determined in the Chosen Courts; (iii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such Proceeding in the Chosen Courts; and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such Proceeding in the Chosen Courts. Each of the parties hereto agrees that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. Each party to this Agreement irrevocably consents to service of process inside or outside the territorial jurisdiction of the Chosen Courts in the manner provided for notices in Section 8. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by applicable Law.

14. WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THE RELEVANT MATTERS. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.

15. Enforcement; Remedies.

(a) Except as otherwise expressly provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

(b) The parties agree that irreparable injury, for which monetary damages (even if available) would not be an adequate remedy, will occur in the event that any of the provisions of this Agreement is not performed in accordance with its specific terms or is otherwise breached. It is agreed that, prior to the valid termination of this Agreement pursuant to Section 4, each party shall be entitled to an injunction or injunctions to prevent or remedy any breaches or threatened breaches of this Agreement by the other party, to a decree or order of specific performance specifically enforcing the terms and provisions of this Agreement and to any further equitable relief, in each case without proof of actual damages. Without limiting the foregoing, Parent shall be entitled to enforce specifically the Stockholder’s obligations under Section 1(a), including its obligations to cause any other holder of record of Covered Shares to take the actions required thereunder.

(c) The parties’ rights in this Section 15 are an integral part of the transactions contemplated hereby and each party hereby waives any objections to any remedy referred to in this Section 15 (including any objection on the basis that there is an adequate remedy at Law or that an award of such remedy is not an appropriate remedy for any reason at Law or equity). For the avoidance of doubt, each party agrees that there is not an adequate remedy at Law for a breach of this Agreement by any party. In the event any party seeks any remedy referred to in this Section 15, such party shall not be required to obtain, furnish, post or provide any bond or other security in connection with or as a condition to obtaining any such remedy.

16. Further Assurances. From time to time, at the request of Parent, and without further consideration, the Stockholder shall promptly execute and deliver such additional documents and take all such further action, in each case as may be reasonably required to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

17. Expenses. Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

18. Headings. The headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

19. Counterparts. This Agreement may be executed manually or by facsimile or by other electronic transmission by the parties, in any number of counterparts, each of which shall be considered one and the same agreement and shall become effective when a counterpart hereof shall have been signed by each of the parties and delivered to the other party. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .pdf format, including using generally recognized e-signature technology (e.g., DocuSign or Adobe Sign) or by facsimile shall be sufficient to bind the parties to the terms and conditions of this Agreement.

20. No Recourse. The Stockholder shall not be liable in its capacity as a stockholder of the Company for claims, losses, damages, expenses, liabilities or obligations arising under the Merger Agreement. In no event shall the Stockholder have any liability under this Agreement with respect to the representations, warranties, liabilities, covenants or obligations of the Company or any other stockholder of the Company, whether under this Agreement or any other voting and support agreement entered into in connection with the Transactions. Notwithstanding anything to the contrary herein, this Agreement may only be enforced against, and any claim or cause of action based upon, or arising under, this Agreement may only be brought against, the persons that are expressly named as parties hereto and their respective successors and assigns. Notwithstanding anything to the contrary in this Section 20, the Stockholder shall remain liable for any breach of its obligations under this Agreement, including any obligation to cause another Person to take or refrain from taking any action, and for any breach by a transferee for which the Stockholder is liable pursuant to Section 2(a).

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IN WITNESS WHEREOF, Parent and the Stockholder have executed or caused to be executed this Agreement as of the date first written above.

C.H. ROBINSON WORLDWIDE, INC.

By:	/s/ David Bozeman
Name:	David Bozeman
Title:	Chief Executive Officer

[Signature Page to Voting and Support Agreement]

MFN PARTNERS, LP

By:	/s/ Jonathan Reisman
Name:	Jonathan Reisman
Title:	Authorized Person

A-1

Exhibit A

Owned Shares

Stockholder	Shares of Company Common Stock
MFN Partners, LP	28,109,942

A-1